Exhibit 99.1

Entry into Agreement to Acquire Intellectual Property for the Expansion of In-Vehicle Semiconductor Functions

June 15, 2023

Techpoint, Inc. (we, us, or our) announced that on June 14, 2023 (U.S. pacific daylight time), we entered into an agreement with Broadvis Corporation (Broadvis), a company organized and existing under the laws of Samoa with operations in Chengdu, Sichuan, China, to acquire certain assets of Broadvis, including intellectual property for the enhancement of semiconductor functions for automotive applications.

Since 2017, we have been selling semiconductors for in-vehicle camera systems using our proprietary HD-TVI technology. Our image signal processor (ISP), transmitter (TX), receiver (RX), and liquid crystal display (LCD) controllers have been adopted by many manufacturers of drive recorders, surround view systems, and car navigation systems.

In order to strengthen our ability to provide total solutions for in-vehicle camera systems, we entered into an acquisition agreement with Broadvis to acquire technologies related to surround view, artificial intelligence (AI) accelerators, drive-recorders, and peripheral devices. The acquisition price of the intellectual property was not material.

We believe that the installation of multiple cameras, including rear-view cameras, and in-vehicle recording functions in all vehicles will accelerate in prevalence, including legislation related to safety control. In addition, there is a strong demand for electronic rear-view mirrors to improve rearward vision, especially for room mirrors to increase the viewing angle and field of view, to incorporate recording functions, and to provide enhanced functions such as AI for driver assistance (lane departure warning, object detection, green light notification, lane change assist, etc.). We believe that the demand for expanded functionality is high.

The main intellectual property to be acquired by us has been developed by Broadvis and has already been delivered by Broadvis to customers in China in the form of an FPGA (Field Programmable Gate Array).

We expect that the acquisition of this intellectual property will enable us to provide customers with a more complete reference design for in-vehicle camera systems at a greater cost and time savings than if we had proceeded with the development on our own. In addition, we expect to be able to create high unit price products through high integration, which will improve our profitability in terms of both volume and unit price.

We plan to begin development of semiconductors incorporating these acquired technologies and to start sales in fiscal year 2025. Also, additional research and development (R&D) costs are expected to be incurred in connection with the acquired technologies. We anticipate that the impact on the announced forecast for 2023 will not be material, and the contribution to our performance will be reflected in our business plan for 2025 and beyond.

Forward-Looking Statements

The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements relating to our strategy, goals, objectives and business plan; the expected benefits of the acquisition, including time and cost savings for customers and our profitability in terms of both volume and unit price; expected market demand for our products incorporating acquired technologies; expected costs related to the acquisition; and expected timing and volume of production of products incorporating acquired technologies. These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. These forward-looking statements may be identified by the use of terms and phrases such as "anticipates", "believes", "can", "could", "estimates", "expects", "forecasts", "intends", "may", "plans", "projects", "targets", "will", and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks, and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: our future financial performance, including our revenue, cost of sales and operating expenses; the need to address the many challenges facing our business; the continued impact of the COVID-19 pandemic on our business, including global shortages in manufacturing capacities, operations, sales and overall market conditions; the ability to successfully and profitably market our products; the ability to meet demand for our products; the ability to satisfy the conditions to the closing of the acquisition on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of us and Broadvis to terminate the acquisition agreement; significant transaction costs and/or unknown liabilities; the possibility that the anticipated benefits from the proposed acquisition cannot be realized in full or at all or may take longer to realize than expected; risks associated with transaction-related litigation; the possibility that costs or difficulties related to the integration of Broadvis’ operations will be greater than expected; our ability to retain key personnel of Broadvis; our failure to manage growth effectively; risks associated with laws and regulations applicable to the assets we acquire from Broadvis; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and any subsequent filings with the SEC. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law or regulation.